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                                                                                                                        EXHIBIT 4(a)

                                                            BIG B INC.
                                                              [logo]

  COMMON STOCK                                                                                         COMMON STOCK

     NUMBER                                                                                                SHARES
     19288
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA
                                                                                                       SEE REVERSE FOR
                                                                                                     CERTAIN DEFINITIONS


               THIS CERTIFIES THAT                                                     CUSIP 088891 10 6


                                                    ***SPECIMEN CERTIFICATE***




               is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR                                       of which are on file with the Transfer Agent,
VALUE OF $.01 EACH OF THE COMMON STOCK of BIG B, INC.,                               to all provisions of which the holder hereof by
transferable on the books of the Corporation by the                                  acceptance of this Certificate assents.  This
holders hereof in person or by duly authorized attorney                              certificate is not valid until countersigned by
upon surrender of this certificate properly endorsed.                                the Transfer Agent.
This Certificate and the shares represented hereby are
issued and shall be held subject to all provisions of                                WITNESS the facsimile seal of the Corporation
the Corporation's Articles of Incorporation and By-laws                              and the facsimile signatures of its duly
and any amendments thereto, copies                                                   authorized officers.

Dated
                                                              (Seal)
                          Arthur M. Jones, Sr.                                                              Anthony J. Bruno
                               Secretary                                                                         President

                                               Countersigned
                                                 FIRST ALABAMA BANK OF BIRMINGHAM
                                                                          Transfer Agent

                                               By


                                                        Authorized Officer
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM         --as tenants in common          UNIF GIFT MIN ACT -- ........Custodian.........
                                                                      (Cust)           (Minor)
                                                                    under Uniform Gifts to Minors

TEN ENT         --as tenants by the entireties

JT TEN          --as joint tenants with right of
                  survivorship and not as tenants                               Act............
                  in common                                                          (State)
             Additional abbreviations may also be used though not in the above list.
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        For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________
/                    /
______________________

______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________
______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ________________________________

                                 _____________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.